                                                                   Exhibit 10.55



                   FORBEARANCE AND AMENDMENT NUMBER THREE TO
                DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT

         FORBEARANCE AND AMENDMENT NUMBER THREE TO DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT, dated as of January 11, 2002 (this "AGREEMENT"), by and among (a) REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a debtor and debtor-in-possession and a Delaware limited liability company (the "BORROWER"),
(b) REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC, a debtor and debtor-in-possession and a Delaware limited liability company, RTI CAPITAL CORP., a debtor and debtor-in-possession and a Delaware corporation, CANADIAN DRAWN STEEL COMPANY INC., a Canadian corporation, and NIMISHILLEN AND TUSCARAWAS, LLC, a Delaware limited liability company (collectively, the "GUARANTORS"), (c) FLEET CAPITAL CORPORATION and the other lending institutions listed on the signature pages hereof (collectively the "LENDERS"), (d) FLEET CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, (e) BANK OF AMERICA, N.A., as syndication agent (the "SYNDICATION AGENT"), and (f) JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as documentation agent (the "DOCUMENTATION AGENT", and together with the Administrative Agent and the Syndication Agent, the "AGENTS").

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Debtor-in-Possession Revolving Credit Agreement, dated as of April 3, 2001 (as amended and in effect from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower has informed the Agents and the Lenders that the Borrower has failed to comply with Section 10.2 of the Credit Agreement for the Test Periods ending during the period commencing on September 30, 2001 through December 31, 2001 and is likely to fail to comply with Section 10.2 of the Credit Agreement for the Test Periods ending during the period commencing on January 1, 2002 through May 31, 2002, each such failure to comply, when occurring to constitute an Event of Default; and

         WHEREAS, the Borrower has informed the Agents and the Lenders that the Borrower has failed to comply with the Maximum Amount limitation on borrowings under the Credit Agreement due to the failure to comply with Section 10.4 of the Credit Agreement for the period from November 30, 2001 through December 31, 2001 and is likely to fail to comply with the Maximum Amount limitation on borrowings under the Credit Agreement for the period from January 1, 2002 through May 31, 2002, each such failure to comply, when occurring, to constitute an Event of Default; and

         WHEREAS, the Borrower has informed the Agents and the Lenders that the Borrower is further likely to fail to comply with the requirements of Sections
10.3 and 10.4 of the Credit Agreement for the period from January 1, 2002 through May 31, 2002, if the Eligible Fixed Asset Cap and the Special Inventory Advance are reduced in accordance with the terms of the Credit Agreement (the Events of Default and Identified Events of Default specified in these recitals being herein referred to as the "SPECIFIED DEFAULTS");

         WHEREAS, at the request of the Borrower, the Guarantors, the Agents and the Lenders have agreed to continue to fund Loans and to continue to forbear from exercising remedies until May 31, 2002, notwithstanding the occurrence of the Specified Defaults, and to modify certain other terms and conditions of the Credit Agreement, all as specifically set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. FORBEARANCE. Upon the effectiveness of this Agreement and until the Forbearance Termination Date (as hereinafter defined) (the "Forbearance Period"), the Administrative Agent and the Lenders shall forbear from making demand upon the Notes or pursuing their remedies under the Credit Agreement, the Security Documents or the other Loan Documents and the Lenders shall continue to advance Revolving Credit Loans to the Borrower, subject to the other conditions contained in the Credit Agreement; PROVIDED, that during the period from January 11, 2002 through January 31, 2002, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations may exceed the Maximum Amount (but not any other component of Adjusted Availability) so long as such sum does not exceed $340,000,000; from February 1, 2002 through March 28, 2002, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations may exceed the Maximum Amount (but not any other component of Adjusted Availability) so long as such sum does not exceed $345,000,000; from March 29, 2002 through April 30, 2002, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations may exceed the Maximum Amount (but not any other component of Adjusted Availability) so long as such sum does not exceed $342,500,000; and thereafter, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations may not exceed the Maximum Amount (i.e. $337,000,000); PROVIDED, FURTHER, that during the period from January 11, 2002 through May 31, 2002, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations attributable to Eligible Fixed Assets may exceed the Eligible Fixed Asset Cap so long as such amount does not exceed $100,000,000; and PROVIDED, FURTHER, that, during the period from January 11, 2002 through May 31, 2002, the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations attributable to the Special Inventory Advance may exceed the Special Inventory Advance so long as such amount does not exceed ten percent (10%) of Eligible Inventory. If at any time the sum of the outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations exceeds the Maximum Amount or the Borrowing Base, notwithstanding the provisions hereof, an Event of Default, and as applicable, an Identified Event of Default shall have occurred. From and after November 30, 2001 through the end of the Forbearance Period, the Revolving Credit Loans will bear interest at the rate specified in Section 5.10.2 of the Credit Agreement; however, the Agents and the Lenders agree that such increase (2.0%) shall be fully earned and accrue on a daily basis, but shall be payable on the earliest of (a) May 31, 2002, (b) the date of confirmation of a Reorganization Plan, (c) the date the Agents and the Lenders, after stay termination exercise relief from stay or otherwise pursue their remedies against their Collateral, or (d) the date any of the Cases are converted to Chapter 7. Nothing contained in this Section 1 shall be construed to imply a willingness on the part of any Lender to grant any similar or other future forbearance or waiver of any of the terms and conditions of the Credit Agreement or any other Loan Documents.

         SECTION 2. OTHER DEFAULTS. The forbearance agreement set forth in
Section 1 shall apply only to the Specified Defaults. No forbearance or waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Except to the extent specifically modified by Section 1 hereof, any obligation of the Lenders to make Revolving Credit Loans or of the Issuing Bank to issue, extend or renew Letters of Credit shall at all times be subject to the satisfaction of all of the terms and conditions of the Credit Agreement, including, without limitation, the conditions precedent set forth in the Credit Agreement. The Lenders and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default (other than the Specified Defaults during the Forbearance Period) under the Credit Agreement and the other Loan Documents.

         SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended in the following respects:

         (a) The definition of "Security Documents" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting after the words ", the Mortgage" the words ", the Rail Mortgages".

         (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical sequence:

                  "NET SALES. With respect to the Borrower and its Subsidiaries for any period, the "Net Sales" of the Borrower and its Subsidiaries for such period as reported in the financial statements required to be delivered by the Borrower pursuant to Section 8.4(i).

                  "RAIL MORTGAGES. Collectively, the several Open-End Mortgages, Security Agreements, Assignments of Rents, income and Proceeds, dated as of December 28, 2001 and any date thereafter made by Nimishillen and Tuscarawas, LLC ("Nimishillen") in favor of the Administrative Agent, in each case as the same may be subsequently amended."

         (c) Section 2.1 of the Credit Agreement is hereby amended by restating the last sentence thereof in its entirety as follows:

         "Notwithstanding the foregoing, from and after October 1, 2001, the aggregate outstanding amount of Revolving Credit Loans PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations MINUS the aggregate amount of cash held in any Swept Accounts shall not exceed the Adjusted Availability Amount.

         (d) Section 5.1.4 of the Credit Agreement is hereby amended by deleting the words "the remaining portion shall be payable on March 31, 2002." at the end of the second sentence thereof and replacing them with the words "the remaining portion (the "March Amendment Fee") shall be payable on March 31, 2002. Notwithstanding the foregoing, payment of the

March Amendment Fee shall be deferred until May 31, 2002, if, after giving effect to the payment of the March Amendment Fee, the Borrower would not be in compliance with Sections 10.3 and 10.4 hereof.".

         (e) Section 5.1.5 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

         "Notwithstanding the foregoing, payment of the structuring fee shall be deferred until May 31, 2002 if, as of March 31, 2002, after giving effect to the payment of such structuring fee, the Borrower would not be in compliance with Sections 10.3 and 10.4 hereof."

         (f) Section 10.4 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following:

         PERIOD:                                              AMOUNT:
         -------                                              -------
         January 14, 2002 through January 31, 2002            $6,500,000
         February 1, 2002 through March 28, 2002              $5,000,000
         March 29, 2002 through April 20, 2002                $6,500,000
         Thereafter                                           $8,000,000


         (g) Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.5 at the end thereof:

         "10.5. MINIMUM SALES. The Borrower will not permit Net Sales as at the end of any period set forth below to be less than the amount set forth opposite such period:"


         PERIOD:                                              AMOUNT:
         -------                                              -------
         January 1, 2002 through February 28, 2002            $140,000,000
         February 1, 2002 through March 31, 2002              $135,000,000
         March 1, 2002 through April 30, 2002                 $143,000,000
         April 1, 2002 through May 31, 2002                   $148,000,000

         SECTION 4. FORBEARANCE FEE. The Borrower hereby agrees to pay to the Administrative Agent, for the ratable accounts of the Lenders, the Forbearance Fee (as defined in the Forbearance and Amendment Number Two, dated as of November 30, 2001, among the Borrower, the Guarantors, the Agents and the Lenders) on May 31, 2002. The Forbearance Fee was fully earned on November 30, 2001 and shall be nonrefundable when paid.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower and each Guarantor hereby represents and warrants to the Agents and the Lenders as follows:

         (a) Each of the representations and warranties of the Borrower or such Guarantor contained in the Credit Agreement as modified hereby or in any document or instrument delivered pursuant to or in connection with the Credit Agreement as modified hereby are true as of the date hereof and except for the Specified Defaults, no Default or Event of Default has occurred and is continuing; and

         (b) The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) are within the corporate or limited liability company authority of the Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or limited liability company proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower or such Guarantor, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or such Guarantor or any agreement or other instrument binding upon it. The execution, delivery and performance of this Agreement will result in valid and legally binding obligations of the Borrower or such Guarantor enforceable against the Borrower or such Guarantor in accordance with the respective terms and provisions hereof.

         SECTION 6. COVENANTS AND AGREEMENTS.

         (a) So long as this Agreement is in effect, the Borrower and each Guarantor covenants and agrees that it shall comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents, except to the extent such terms, covenants and provisions are expressly modified by this Agreement.

         (b) The Borrower and Nimishillen and Tuscarawas, LLC shall have provided to the Administrative Agent, for the benefit of the Lenders not later than January 15, 2002, a perfected mortgage and security interest in all real property and fixtures associated with the railroad operated by Nimishillen and Tuscarawas, LLC not previously delivered to the Administrative Agent.

         (c) The parties hereto hereby agree, without prejudice to the characterization of any other Event of Default under the Credit Agreement, that Identified Events of Default shall constitute "material defaults" under the modified collective bargaining agreement between the Borrower and the United Steelworkers of America (the "USWA") covering the five-month period from December 31, 2001 through May 31, 2002, such agreement to be in substantially the form previously delivered to the Agents (the "Modified Labor Agreement").

         SECTION 7. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective only upon the satisfaction of the following conditions on or prior to January 10, 2002:

         (a) this Agreement shall have been executed and delivered by the Borrower, each Guarantor and the Lenders;

         (b) the Borrower shall have paid all reasonable unpaid fees and expenses of Bingham Dana LLP, Ernst & Young, E & E Corporation and all other advisors and professionals retained by the Administrative Agent to the extent that copies of invoices have been presented to the Borrower;

         (c) the Borrower and the Guarantors shall have delivered to the Administrative Agent and the Administrative Agent's Special CounseL all closing documents reasonably requested by the Administrative Agent, such documents to be satisfactory in form and substance to the Administrative Agent and the Administrative Agent's Special Counsel; and

         (d) the Administrative Agent shall have received a signed copy of a Bankruptcy Court order, satisfactory to the Administrative Agent, approving and authorizing the Borrower and the Guarantors to enter into this Agreement, and such order shall be in full force and effect and shall not have been reversed, modified or amended in any respect.

         SECTION 8. TERMINATION. This Agreement shall terminate on the date (the "Forbearance Termination Date") which is the earliest to occur of (i) the date on which any Default or Event of Default (other than a Specified Default) occurs, (ii) May 31, 2002, (iii) the earlier of the date on which the members of the USWA vote not to ratify the Modified Labor Agreement or, unless the members of the USWA have ratified the Modified Labor Agreement on or prior to such date, January 25, 2002, and (iv) the date on which the Borrower fails to comply with any of its covenants contained herein, at which time the Lenders and the Agents shall be relieved of their forbearance obligations set forth herein, and, subject to obtaining relief from the automatic stay where required under the Credit Agreement, shall be entitled to pursue all remedies provided upon the occurrence of Events of Default under the Credit Agreement.

         SECTION 9. RATIFICATION, ETC. The Borrower and each Guarantor hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Credit Agreement and the other Loan Documents to which such Person is a party; the Borrower and each Guarantor hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under the Security Agreement to which such Person is a party, in the case of the Borrower, the Mortgage and, in the case of Nimishillen and Tuscarawas, LLC, the Rail Mortgages, in all of the existing and after-acquired or arising inventory, including raw materials, work in progress and finished goods, accounts, including accounts receivable, chattel paper, and insurance refund claims and all other insurance claims and proceeds to which the Administrative Agent is entitled pursuant to the provisions of Section 8.7 of the Credit Agreement; all general intangibles, including, without limitation, all rights to the payment of money, to the extent relating to the Collateral described above; all rights to all short term Investments described in Section
9.3 of the Credit Agreement constituting Collateral described above or proceeds thereof, and to the extent such Investments do not constitute Collateral for the Notes, together with all income therefrom and increases therein; the Canton Fixed Assets and all insurance refund claims and all other insurance claims, tort claims, chattel paper and all general intangibles related to the Canton Fixed Assets; the Pledged Trademarks (as defined in the Trademark Agreement); and all real and personal property, and any proceeds and products therefrom, that was not encumbered as of the date on which the Borrower filed for Bankruptcy under Chapter 11 of the Bankruptcy Code, together with any and all Uniform Commercial Code financing statements and other instruments or documents previously executed in connection therewith to create, evidence, perfect or preserve the priority of such security interest in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent; the Borrower and each Guarantor hereby adopts again, ratifies and confirms in all respects, as its own act and deed, any and all Uniform Commercial Code financing statements executed by the Administrative Agent in the name of such Person, pursuant to the power of attorney provisions contained in the Security Agreement to which such Person is a party, to perfect, preserve the perfection, or insure the priority of such security interest in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent; each of the Borrower under the Mortgage and Nimishillen and Tuscarawas, LLC under the Rail Mortgages, hereby adopts again, ratifies and confirms, as its own act and deed, the mortgage of certain real estate assets in which such Person has an ownership or other rights; each pledgor under the Master Pledge Agreement hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each pledge granted by such pledgor thereunder; and the Borrower and each Guarantor hereby adopts again, ratifies and confirms, as its own act and deed, each of the other instruments or documents delivered in connection with the Credit Agreement or any of the Loan Documents and purported to be executed by it and acknowledges that all of the foregoing Loan Documents and other instruments, documents, filings and recordings shall continue in full force and effect. To the extent that it has not already done so, the Borrower and each Guarantor hereby waives all suretyship defenses of whatsoever nature, whether arising out of any Agents' or any Lender's dealings with the Borrower or any Guarantor, as the case may be, in respect of the Credit Agreement, any other Loan Document or otherwise. By its signature below, the Borrower and each Guarantor hereby consents to this Agreement, and after taking into account this Agreement, acknowledges that this Agreement shall not alter, release, discharge or otherwise affect any of its obligations under any Loan Document.

         SECTION 10. RELEASE. In order to induce the Agents and the Lenders to enter into this Agreement, the Borrower and each Guarantor acknowledges and agrees that: (a) neither the Borrower nor any Guarantor has any claim or cause of action against any Agent or any Lender (or any of its respective directors, officers, employees or agents); (b) neither the Borrower nor any Guarantor has any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to any Agent or any Lender; and (c) each of the Agents and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and each Guarantor. The Borrower and each Guarantor wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and each Guarantor unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Agent or any Lender to the Borrower or such Guarantor, except the obligations to be performed by any Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against any Agent, any Lender or any of its directors, officers, employees or agent, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

         SECTION 11. EFFECT OF AGREEMENT. Except as expressly set forth herein, this Agreement does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other

Loan Documents. Nothing contained herein shall in any way prejudice, impair or otherwise adversely affect any rights or remedies of the Agents and the Lenders under the Credit Agreement, as amended, or any other Loan Document. This Agreement shall constitute a Loan Document.

     SECTION 12. REIMBURSEMENT OF EXPENSES. The Borrower acknowledges that all reasonable out of pocket costs and expenses incurred by the Agents and the Lenders in connection with (a) the preparation, negotiation, execution, delivery and monitoring of this Agreement, and (b) the discussions and meetings that preceded this Agreement (including, without limitation, the fees and disbursements of any investment banker, consultant or appraiser retained by the Administrative Agent, allocable costs of in-house counsel, and all legal and other professional and consultant's fees and disbursements) shall constitute Obligations and shall be due and payable by the Borrower upon presentation of invoices therefor.

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         SECTION 14. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.


                                       REPUBLIC TECHNOLOGIES
                                       INTERNATIONAL, LLC


                                       By: /s/ Joseph F. Lapinsky
                                           -------------------------------------
                                           Name: Joseph F. Lapinsky
                                           Title: President & CEO



                                       REPUBLIC TECHNOLOGIES
                                       INTERNATIONAL HOLDINGS, LLC


                                       By: /s/ Joseph F. Lapinsky
                                           -------------------------------------
                                           Name: Joseph F. Lapinsky
                                           Title: President & CEO



                                       RTI CAPITAL CORP.


                                       By: /s/ Joseph F. Lapinsky
                                           -------------------------------------
                                           Name: Joseph F. Lapinsky
                                           Title: President & CEO



                                       CANADIAN DRAWN STEEL COMPANY INC.


                                       By: /s/ Joseph F. Lapinsky
                                           -------------------------------------
                                           Name: Joseph F. Lapinsky
                                           Title: President & CEO



                                       NIMISHILLEN & TUSCARAWAS, LLC


                                       By: /s/ Joseph F. Lapinsky
                                           -------------------------------------
                                           Name: Joseph F. Lapinsky
                                           Title: President & CEO

                                       FLEET CAPITAL CORPORATION,
                                       individually and as Administrative Agent


                                       By: /s/ Joseph W. Johnson, Jr.
                                           -------------------------------------
                                           Joseph W. Johnson, Jr.



                                       BANK OF AMERICA, N.A., individually
                                       and as Syndication Agent

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       JP MORGAN CHASE BANK (formerly known as
                                       The Chase Manhattan Bank), individually
                                       and as Documentation Agent


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       FOOTHILL CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       HELLER FINANCIAL, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: